NSAR
		Exhibit 77Q
811-01716
AB Small Cap Growth Fund
AB Market Neutral Strategy - U.S.
AB Market Neutral Strategy - Global
AB Multi-Manager Select Retirement Allocation
AB Multi-Manager Select Retirement 2010
AB Multi-Manager Select Retirement 2015
AB Multi-Manager Select Retirement 2020
AB Multi-Manager Select Retirement 2025
AB Multi-Manager Select Retirement 2030
AB Multi-Manager Select Retirement 2035
AB Multi-Manager Select Retirement 2040
AB Multi-Manager Select Retirement 2045
AB Multi-Manager Select Retirement 2050
AB Multi-Manager Select Retirement 2055


ALLIANCEBERNSTEIN CAP FUND, INC.
ARTICLES OF AMENDMENT
(Changing its Name to AB Cap Fund, Inc.)
            AllianceBernstein Cap Fund, Inc., a
Maryland corporation having its principal office in Maryland in the City of Baltimore (hereinafter called the Corporation), certifies to the State Department of Assessments and Taxation of Maryland that:
            FIRST: The charter of the Corporation is hereby amended by striking out Article SECOND and inserting in lieu thereof the following:
SECOND:  The
name of the
corporation
(hereinafter called
the Corporation) is
AB Cap Fund, Inc.
            SECOND: The charter of the Corporation is hereby amended by changing the designations of certain of the issued and unissued shares of the Common Stock of the AllianceBernstein Small Cap Growth Portfolio, the
AllianceBernstein Market Neutral Strategy - U.S., the
AllianceBernstein Emerging Markets Multi-Asset
Portfolio, the AllianceBernstein All Market Growth
Portfolio, the AllianceBernstein Dynamic All Market Plus
Fund, the AllianceBernstein Select US Equity Portfolio, the
AllianceBernstein Select US Long-Short Portfolio, the
AllianceBernstein Concentrated Growth Fund, the
AllianceBernstein Multi-Manager Alternative Strategies
Fund, the AllianceBernstein Emerging Markets Growth
Portfolio, the AllianceBernstein Emerging Markets Core
Portfolio, the AllianceBernstein Mid Cap Growth Portfolio, the AllianceBernstein Small Cap Value Portfolio, the
AllianceBernstein Concentrated Global Growth Portfolio, the AllianceBernstein Long-Short Multi-Manager Fund, the
AllianceBernstein Global Core Equity Portfolio, the
AllianceBernstein All Market Income Portfolio, the
AllianceBernstein Multi-Manager Select Retirement
Allocation Fund, the AllianceBernstein Multi-Manager
Select 2010 Fund, the AllianceBernstein Multi-Manager
Select 2015 Fund, the AllianceBernstein Multi-Manager
Select 2020 Fund, the AllianceBernstein Multi-Manager
Select 2025 Fund, the AllianceBernstein Multi-Manager
Select 2030 Fund, the AllianceBernstein Multi-Manager
Select 2035 Fund, the AllianceBernstein Multi-Manager
Select 2040 Fund, the AllianceBernstein Multi-Manager
Select 2045 Fund, the AllianceBernstein Multi-Manager
Select 2050 Fund, the AllianceBernstein Multi-Manager
Select 2055 Fund, and the AllianceBernstein All Market
Alternative Return Portfolio as follows:



Current Name of Class of Series
Amended Name
AllianceBernstein Small Cap
Growth Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock

AB Small Cap Growth
Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock

AllianceBernstein Market
Neutral Strategy - U.S.

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock

AB Market Neutral
Strategy - U.S.

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock

AllianceBernstein Emerging
Markets Multi-Asset Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Emerging Markets
Multi-Asset Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein All Market
Growth Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB All Market Growth
Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Dynamic All
Market Plus Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock
AB Dynamic All
Market Plus Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Select US
Equity Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Select US Equity
Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Select US
Long/Short Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Select US
Long/Short Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Concentrated
Growth Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Concentrated
Growth Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-
Manager Alternative Strategies
Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Alternative Strategies
Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Emerging
Markets Growth Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Emerging Markets
Growth Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Emerging
Markets Core Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Emerging Markets
Core Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Mid Cap
Growth Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Mid Cap Growth
Portfolio

Class A Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Small Cap
Value Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Small Cap Value
Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Concentrated
Global Growth Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Concentrated
Global Growth
Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Long-Short
Multi-Manager Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Long-Short Multi-
Manager Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Global Core
Equity Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Global Core Equity
Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein All Market
Income Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB All Market Income
Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AllianceBernstein Multi-
Manager Select Retirement
Allocation Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Select Retirement
Allocation Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock
AllianceBernstein Multi-
Manager Select 2010 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Select 2010 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock
AllianceBernstein Multi-
Manager Select 2015 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Select 2015 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock
AllianceBernstein Multi-
Manager Select 2020 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Select 2020 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock
AllianceBernstein Multi-
Manager Select 2025 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Select 2025 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock
AllianceBernstein Multi-
Manager Select 2030 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Select 2030 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock
AllianceBernstein Multi-
Manager Select 2035 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Select 2035 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock
AllianceBernstein Multi-
Manager Select 2040 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Select 2040 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock
AllianceBernstein Multi-
Manager Select 2045 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Select 2045 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock
AllianceBernstein Multi-
Manager Select 2050 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Select 2050 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock
AllianceBernstein Multi-
Manager Select 2055 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB Multi-Manager
Select 2055 Fund

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock
AllianceBernstein All Market
Alternative Return Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock

AB All Market
Alternative Return
Portfolio

Class A Common Stock
Class B Common Stock
Class C Common Stock
Advisor Class Common
Stock
Class R Common Stock
Class K Common Stock
Class I Common Stock
Class Z Common Stock
Class 1 Common Stock
Class 2 Common Stock




THIRD:  The amendment to the charter of
the Corporation as herein set forth was approved by a majority of the entire Board of Directors of the Corporation. The charter amendment is limited to changes expressly permitted by Section 2-605 of the Maryland
General Corporation Law to be made without action by the stockholders of the Corporation. The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.
            FOURTH:  This amendment to the
charter of the Corporation will be effective on ______________ ___, 20___, as permitted by Section 2-
610.1 of the Maryland General Corporation Law.

REMAINDER OF PAGE LEFT BLANK


IN WITNESS WHEREOF, AllianceBernstein Cap Fund,
Inc. has caused these Articles of Amendment to be executed in its name and on its behalf by Robert M. Keith, President of the Corporation, and attested by Stephen J. Laffey, the Assistant Secretary of the Corporation, this ___ day of ____________, 2014. The undersigned
President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects, and that this statement is made under penalties for perjury.
ALLIANCEB
ERNSTEIN
CAP FUND,
INC.

By:
	______
____________
______
	Robert
M. Keith
	Preside
nt


ATTEST:

__________________________
Stephen J. Laffey
Assistant Secretary









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